Exhibit 99.1

Ameren Energy Generating Company

Unaudited Pro Forma Consolidated Financial Information

On October 11, 2013, Ameren Energy Generating Company (“Genco”), an indirect wholly owned subsidiary of Ameren Corporation (“Ameren”), completed the sale of its Elgin, Gibson City, and Grand Tower gas-fired energy centers (the “Put Option Assets”) to AmerenEnergy Medina Valley Cogen, LLC (“Medina Valley”), a direct wholly owned subsidiary of Ameren, for $137.5 million. On March 14, 2013, Genco received an initial payment of $100 million (the “Initial Payment”) in accordance with the terms of the amended put option agreement with Medina Valley. Pursuant to the terms of the asset purchase agreement entered into by Genco and Medina Valley, dated as of March 14, 2013 (the “Asset Purchase Agreement”), Genco would receive an additional payment upon closing of the Asset Purchase Agreement to the extent the average of the fair market value for the Put Option Assets, as determined by three independent appraisals, exceeded the Initial Payment. The average fair market value pursuant to such appraisals for the Put Option Assets was $137.5 million. Therefore, upon closing of the Asset Purchase Agreement, Genco received an additional payment of $37.5 million from Medina Valley.

The following unaudited pro forma consolidated statements of income (loss) for the year ended December 31, 2012, and for the six months ended June 30, 2013, and the unaudited pro forma consolidated balance sheet as of June 30, 2013, give effect of the sale of the Put Option Assets to Medina Valley as if such sale had been completed on January 1, 2012, for income statement purposes and June 30, 2013, for balance sheet purposes. The pro forma consolidated financial information should be read in conjunction with the historical financial statements and the related notes thereto of Genco contained in its Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 1, 2013, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, and June 30, 2013, filed with the SEC on May 15, 2013, and August 14, 2013, respectively. Genco’s historical financial statements include amounts related to the Put Option Assets sold to Medina Valley. The assets and liabilities of the Put Option Assets qualified for held for sale presentation in the first quarter of 2013 and are thus presented separately as held for sale in Genco’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, and June 30, 2013, and in the “As Reported” column of the accompanying June 30, 2013 pro forma consolidated balance sheet.

The pro forma information is presented for informational purposes only and is not necessarily indicative of Genco’s financial results had the sale actually occurred on the dates assumed nor is it necessarily indicative of the future results of operations. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

AMEREN ENERGY GENERATING COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)

(Unaudited) (In millions)

	Year ended December 31, 2012
	As	Pro Forma		Pro Forma
	Reported	Adjustments		Adjusted
Operating Revenues	$808	$(67	)(a)	$741
Operating Expenses:
Fuel	482	(43	)(a)	439
Purchased power	1	—		1
Other operations and maintenance	166	(8	)(a)	158
Impairment and other charges	70	(70	)(b)	—
Depreciation and amortization	85	(21	)(a)	64
Taxes other than income taxes	21	(3	)(a)	18

Total operating expenses	825	(145)		680

Operating Income (Loss)	(17)	78		61
Other Income and Expenses:
Miscellaneous income	1	—		1
Miscellaneous expense	1	—		1

Total other income	—	—		—
Interest Charges	52	—		52

Income (Loss) Before Income Taxes (Benefit)	(69)	78		9
Income Taxes (Benefit)	(29)	32	(c)	3

Net Income (Loss)	(40)	46		6
Less: Net Loss Attributable to Noncontrolling Interest	(7)	—		(7)

Net Income (Loss) Attributable to Ameren Energy Generating Company	$(33)	$46		$13

(a)	To remove revenues and expenses associated with the Elgin, Gibson City, and Grand Tower gas-fired energy centers.
(b)	To remove the impairment associated with the Elgin gas-fired energy center.
(c)	Income tax impacts resulting from the pro forma adjustments calculated utilizing the Company’s statutory income tax rate of 41% for the period presented.

AMEREN ENERGY GENERATING COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)

(Unaudited) (In millions)

	Six months ended June 30, 2013
	As	Pro Forma		Pro Forma
	Reported	Adjustments		Adjusted
Operating Revenues	$374	$(13	)(a)	$361
Operating Expenses:
Fuel	229	(14	)(a)	215
Purchased power	40	—		40
Other operations and maintenance	80	(5	)(a)	75
Impairment and other charges	202	(202	)(b)	—
Depreciation and amortization	42	(4	)(a)	38
Taxes other than income taxes	10	(2	)(a)	8

Total operating expenses	603	(227)		376

Operating Income (Loss)	(229)	214		(15)
Other Income and Expenses:
Miscellaneous income	—	—		—
Miscellaneous expense	—	—		—

Total other income	—	—		—
Interest Charges	21	—		21

Income (Loss) Before Income Taxes (Benefit)	(250)	214		(36)
Income Taxes (Benefit)	(99)	88	(c)	(11)

Net Income (Loss)	(151)	126		(25)
Less: Net Income Attributable to Noncontrolling Interest	—	—		—

Net Income (Loss) Attributable to Ameren Energy Generating Company	$(151)	$126		$(25)

(a)	To remove revenues and expenses associated with the Elgin, Gibson City, and Grand Tower gas-fired energy centers.
(b)	To remove the impairment associated with the Elgin, Gibson City, and Grand Tower gas-fired energy centers.
(c)	Income tax impacts resulting from the pro forma adjustments calculated utilizing the Company’s statutory income tax rate of 41% for the period presented.

AMEREN ENERGY GENERATING COMPANY

PRO FORMA CONSOLIDATED BALANCE SHEET

(Unaudited) (In millions, except shares)

	June 30, 2013
	As	Pro Forma		Pro Forma
	Reported	Adjustments		Adjusted
ASSETS
Current Assets:
Cash and cash equivalents	$25	$—		$25
Advances to money pool	152	33	(a)	189
		4	(b)
Accounts receivable – affiliates	54	—		54
Miscellaneous accounts receivable	25	—		25
Materials and supplies	71	—		71
Mark-to-market derivative assets	17	—		17
Mark-to-market derivative assets – affiliates	4	—		4
Other current assets	17	—		17
Current assets held for sale	155	(155	)(a)	—

Total current assets	520	(118)		402

Property and Plant, Net	1,886	—		1,886
Other assets	23	—		23

TOTAL ASSETS	$2,429	$(118)		$2,311

LIABILITIES AND EQUITY
Current Liabilities:
Accounts and wages payable	$56	$—		$56
Accounts payable – affiliates	15	—		15
Deposit received from affiliate for pending asset sale	100	(100	)(a)	—
Current portion of tax payable – Ameren Illinois	6	—		6
Taxes accrued	19	—		19
Interest accrued	12	—		12
Mark-to-market derivative liabilities	13	—		13
Mark-to-market derivative liabilities – affiliates	11	—		11
Current accumulated deferred income taxes, net	32	2	(c)	34
Other current liabilities	9	—		9
Current liabilities held for sale	22	(22	)(a)	—

Total current liabilities	295	(120)		175

Long-term Debt, Net	824	—		824
Deferred Credits and Other Liabilities:
Accumulated deferred income taxes, net	225	—		225
Accumulated deferred investment tax credits	1	—		1
Tax payable – Ameren Illinois	38	—		38
Asset retirement obligations	67	—		67
Pension and other postretirement benefits	88	—		88
Other deferred credits and liabilities	12	—		12

Total deferred credits and other liabilities	431	—		431

Ameren Energy Generating Company Stockholder’s Equity:
Common stock, no par value, 10,000 shares authorized – 2,000 shares outstanding	—	—		—
Other paid-in capital	656	—		656
Retained earnings	253	4	(b)	255
		(2	)(c)
Accumulated other comprehensive loss	(38)	—		(38)

Total Ameren Energy Generating Company stockholder’s equity	871	2		873
Noncontrolling Interest	8	—		8

Total equity	879	2		881

TOTAL LIABILITIES AND EQUITY	$2,429	$(118)		$2,311

(a)	To reflect the completion of the sale of the Elgin, Gibson City and Grand Tower gas-fired energy centers to Medina Valley and the removal of “Current assets held for sale” and “Current liabilities held for sale”. On March 14, 2013, Medina Valley paid the Company an initial payment of $100 million, with an offset to “Deposit received from affiliate for pending asset sale”. The Company’s “As Reported” June 30, 2013 balance sheet reflected the previously estimated fair value of $133 million. Additional consideration was received in October 2013, as discussed in footnote (b) below.
(b)	In October 2013, upon completion of the sale of the Elgin, Gibson City, and Grand Tower gas-fired energy centers to Medina Valley, the Company received additional consideration of $37.5 million, which was advanced to Ameren’s non-state-regulated subsidiary money pool. Pursuant to the terms of the asset purchase agreement, the Company was to receive additional consideration upon closing of the sale to the extent the average of the fair market for these energy centers, as determined by three independent appraisals, exceeded the initial payment of $100 million. The average fair market value pursuant to such appraisals was $137.5 million ($4.5 million more than the previously estimated fair value). The additional $4.5 million will reduce the asset impairment charge recorded during 2013.
(c)	To reflect the income tax impact of the reduction to the asset impairment charge discussed in footnote (b) above as a result of the fair value being increased from an estimated $133 million to $137.5 million, after the completion of the independent appraisal process.